EAI SELECT MANAGERS EQUITY FUND
                                 REVIEW OF 2000
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are very pleased to present the fifth annual report on the EAI Select Managers Equity Fund (the "Fund"). The first part of this review details the performance of the Fund and the factors that influenced it, while the second and third parts summarize the economy and domestic equity market in 2000.

EAI SELECT MANAGERS EQUITY FUND

In a difficult year for equity markets in general, the EAI Select Managers Equity Fund returned -5.4% for the full calendar year 2000. Compared to the S&P 500 (-9.1%), it outperformed on a relative scale by 370 basis points for the year; three of the four quarterly returns surpassed the benchmark as well. The comparison to peers (the average Morningstar Large Blend Equity Fund: -7.0%*) was also impressive.

The financial sector (+31.5%), which increased to 25% from 14% of the Fund over the past 12 months, was a significant contributor. Lower interest rates helped mortgage-related companies. Federal Home Loan Mortgage Corp. and Federal National Mortgage Association (2.1% and 2.0% of the Fund's net assets) were up 48.5% and 41.5%, respectively. Consolidation drove solid gains in investment bankers such as Merrill Lynch & Co. (2.1% of the Fund's net assets) which was up 65.5%.

Another positive was consumer noncyclical (+25.6%); these issues' earnings tend to be immune to the cycles of the economy. Investors favored these in this uncertain environment. Pharmaceuticals [e.g. Merck & Co. and IDEC Pharmaceuticals (1.1% and 0.9% of the Fund's net assets) were up 41.8% and 92.9%, respectively] and foods [e.g. PepsiCo Inc. and Hershey Foods (1.4% and 1.0% of the Fund's net assets) were up 42.6% and 38.7%, respectively] were particularly strong.

On the negative side were technology (-31.4%) and consumer cyclicals (-22.3%), which in aggregate comprised 39% of the Fund, down from 57% as of the end of 1999.

Telecommunications/media/technology (TMT) issues dragged down these sectors. Slower top-line growth, competition and tighter credit were responsible for major declines in tech issues. Microsoft Corp. and Dell Computer (0.6% and 0.6% of the Fund's net assets) were down 62.8% and 65.8%, respectively, as well as satellite-T.V. provider EchoStar Comm. and media company AT&T Liberty Media (1.1% and 1.6% of the Fund's net assets) were down 53.3% and 52.3%, respectively, within the cyclicals.

ECONOMIC REVIEW

The New Year began with the same concern as in 1999, namely, Federal Reserve policy given the continued strength of the U.S. economy.

As widely expected, the Federal Reserve raised short-term interest rates at their early February, late March and mid-May meetings; the latter rise was 0.50%, the largest since early 1995. The Federal Funds rate, which remained at 6.5% from May through year end (up 1.00% in 2000 and up 1.75% since the rate hikes began in June 1999), was at the highest level in 10 years. To the relief of the markets, the Fed left rates unchanged for the balance of the year; economic conditions deteriorated as the year progressed.

THE STOCK MARKET REVIEW

                              QUARTERLY RETURNS
                 -----------------------------------------        YEAR
                  MARCH       JUNE        SEPT.       DEC.        2000
                 ------       ----        ----        ----        ----
S&P 500            +2.3%      -2.7%       -1.0%       -7.8%       -9.1%
Russell 2000       +7.1       -3.8        +1.1        -6.9        -3.0
NASDAQ            +12.5      -13.1        -7.3       -32.7       -39.0

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------


In 2000, the S&P 500 fell 9.1%, marking only the second down year in the past nineteen, and the worst return since 1974; by contrast, in the prior five years, the S&P 500 had returned +28.6%, on an average, annualized basis. The year also included three consecutive quarterly losses, the first time that has happened in 22 years.

For the second year in a row, the headline story, however, was the technology heavy NASDAQ Index, which fell 39.0%, the worst yearly loss for any major U.S. stock market index since 1931.

The U.S. markets had five distinct phases during 2000. See below:

PERIOD                           S&P 500         NASDAQ
----------------                 -------         -------
12/31--03/10                       +4.2%*           +24.1%
03/10--05/23                       -9.9             -37.3
05/23--09/01                      +11.0             +33.9
09/01--11/30                      -13.3             -38.6
11/30--12/31                       +0.5              -4.8
*S&P 500 peaked on 3/23.

The year began with a continuation of late 1999's rally. News of an AOL and Time Warner Inc. merger, the largest on record, tame inflation numbers and solid earnings reports by IBM, Apple Computer and other tech issues fueled the rally. By mid-March, however, with interest rates rising and valuations stretched, investor preference started to turn toward "old economy" sectors.

After a relatively calm first week of the second quarter, the markets unraveled during the second week as inflation fears heated up and concerns about valuations gripped investors. The market finally found a cyclical bottom one week after the aggressive move by the Fed on May 16th.

For the next three-plus months, the market reversed course, led by technology. Encouraging signs of slower economic growth, benign inflation and a sense that the Fed was well along in its tightening mode, helped sentiment. Robust second quarter profits also were a positive.

The domestic economic outlook was not enough to sustain the rally past the end of August. Higher oil prices, a very weak Euro, which is hurting global company earnings, numerous companies disappointing (particularly in technology) and fears of a prolonged period of slower growth, caused a steep three-month selloff.

The year ended on a mixed note. The resolution of the election, combined with encouraging words from Fed Chief Alan Greenspan, were enough to stabilize the market.

The leaders and laggards of 1999 switched places in 2000. Within the S&P 500, consumer noncyclical (+27.0%) and financial (+26.6%) surged in an otherwise difficult period, while technology (-38.0%) plunged.

In uncertain economic environments, the consistent growers within consumer noncyclical attracted investors. Examples included pharmaceuticals (+40.8%) and foods (+29.0%). Lower interest rates and consolidation gave the banks (+21.8%) and insurance companies (+38.8%) a boost.

The big story, however, was the decline in technology, particularly in the last quarter of the year. This sector's weighting in the Index began the year at 32%, rose to 36% by the end of February, before being reduced (by performance) to 23% at year end. The carnage was widespread, with many of the largest hit hardest. Earnings warnings and a slowdown in PC sales took their toll on Lucent Technologies (-80.9%), Cisco Systems (-28.6%) and Microsoft Corp. (-62.8%).

                                    * * * * *

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

The attached report provides you with the performance results, schedule of investments and the financial statements as of December 31, 2000. As always, should you have any questions, please feel free to contact us at 1-800 798-8055, or visit the fund's new website at: www.eaiselect.com.

We thank you for your continued confidence in the EAI Select Managers Equity
Fund.

Sincerely,


/s/ Phillip Maisano

Phillip Maisano
President
February 2001


                        EAI SELECT MANAGERS EQUITY FUND
                                  VS. S&P 500


        [The table below represents a line chart in the printed piece.]

                                      S&P 500   EAI Select
                                     ---------------------
                           12/31/95   10000      10000
                           12/31/96   11435      12296
                           12/31/97   14732.3    16397.9
                           12/31/98   18247.5    21082.8
                           12/31/99   23851.2    25516.6
                           12/31/00   22565.4    23192
                        ----------------------------------

 -------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
--------------------------------------------------------------------------------

                                                                     SINCE
                                                                   INCEPTION
                                        1 YEAR        3 YEARS       (1/2/96)
--------------------------------------------------------------------------------
 The Fund ..........................    -5.39%        15.27%         17.68%
--------------------------------------------------------------------------------
 Peer Group* .......................    -6.97%        10.77%         15.96%
--------------------------------------------------------------------------------


The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

*Morningstar Large Blend Universe contained 1057 funds as of 12/31/00.

The Manager is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

                         EAI SELECT MANAGERS EQUITY FUND
                    SCHEDULE OF INVESTMENTS DECEMBER 31, 2000

NO. OF
COMMON
SHARES                             SECURITIES                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

ADVERTISING: 0.3%
    2,000   Omnicom Group, Inc. .................................   $   165,750
                                                                    -----------

AEROSPACE: 3.7%
    8,100   Boeing Co. ..........................................       534,600
    3,200   General Dynamics Corp. ..............................       249,600
   42,204   General Motors Corp. (Class H) ......................       970,692
    8,800   Lockheed Martin Corp. ...............................       298,760
   10,100   Raytheon Co. (Class B) ..............................       313,731
                                                                    -----------
                                                                      2,367,383
                                                                    -----------
BANKS: 7.0%
    2,600   Bank of America Corp. ...............................       119,275
    4,500   Bank of New York Company, Inc. ......................       248,344
    8,060   Citigroup, Inc. .....................................       411,564
   10,700   First Union Corp. ...................................       297,594
   14,600   Fleet Boston Financial Corp. ........................       548,413
    3,000   Golden West Financial Corp. .........................       202,500
    4,100   J.P. Morgan & Co. ...................................       678,550
   10,200   Mellon Financial Corp. ..............................       501,713
    5,700   PNC Financial Services Group ........................       416,456
    4,500   Suntrust Banks, Inc. ................................       283,500
    6,700   Washington Mutual, Inc. .............................       355,519
    7,500   Wells Fargo & Co. ...................................       417,656
                                                                    -----------
                                                                      4,481,084
                                                                    -----------
BEVERAGES: 2.4%
   10,500   Coca-Cola Co. .......................................       639,844
   17,800   PepsiCo, Inc. .......................................       882,213
                                                                    -----------
                                                                      1,522,057
                                                                    -----------
BUILDING AND CONSTRUCTION: 0.2%
    4,600   Masco Corp. .........................................       118,163
                                                                    -----------

CHEMICALS: 0.7%
    8,400   Dow Chemical Co. ....................................       307,650
    3,000   Du Pont E.I. De Nemours .............................       144,938
                                                                    -----------
                                                                        452,588
                                                                    -----------
COMPUTER SERVICES/OFFICE EQUIPMENT: 11.6%
    2,400   America Online, Inc.+ ...............................        83,520
    2,000   Analog Devices, Inc.+ ...............................       102,375
    1,000   Ariba, Inc.+ ........................................        53,750
    9,000   Amtel Corp.+ ........................................       104,625
    2,100   Broadcom Corp. (Class A)+ ...........................       177,450
    1,200   Cirrus Logic, Inc.+ .................................        22,500
    8,600   Cisco Systems, Inc.+ ................................       328,950
    1,200   CMGI, Inc.+ .........................................         6,713
    3,000   CNET Networks, Inc.+ ................................        47,953
    2,000   Commerce One, Inc.+ .................................        50,625
   11,600   Compaq Computer Corp. ...............................       174,580
    3,000   Critical Path, Inc.+ ................................        92,250
   22,300   Dell Computer Corp.+ ................................       388,856
    6,791   Earthlink Network, Inc.+ ............................        34,167
   12,300   Electronic Data Systems Corp. .......................       710,325
    6,800   EMC Corp.+ ..........................................       452,200
   16,200   First Data Corp. ....................................       853,538
   10,000   Hewlett Packard Co. .................................       315,625
    5,700   International Business Machines Corp. ...............       484,500
    1,800   Linear Technology Corp. .............................        83,250
    8,800   Microsoft Corp.+ ....................................       381,700
   22,600   Motorola, Inc. ......................................       457,650
   19,800   Oracle Corp.+ .......................................       575,438
    6,900   Sabre Holdings Corp. ................................       297,563
    2,000   Sandisk Corp.+ ......................................        55,500
   13,000   Sun Microsystems, Inc.+ .............................       362,375
    2,200   Symantec Corp.+ .....................................        73,425
    2,800   Travelocity.com, Inc.+ ..............................        33,950
    1,540   VeriSign, Inc.+ .....................................       114,249
    4,200   Veritas Software Corp.+ .............................       367,500
    1,800   Vitesse Semiconductor Corp.+ ........................        99,563
                                                                    -----------
                                                                      7,386,665
                                                                    -----------
COSMETICS AND TOILETRIES: 2.1%
    3,600   Clorox Co. ..........................................       127,800
    5,300   Colgate-Palmolive Co. ...............................       342,115
   15,000   Gillette Co. ........................................       541,875
    4,000   Procter & Gamble Co. ................................       313,750
                                                                    -----------
                                                                      1,325,540
                                                                    -----------
ELECTRIC UTILITIES: 1.3%
   15,100   AES Corp.+ ..........................................       836,163
                                                                    -----------

ELECTRONICS: 4.4%
    5,000   Agilent Technologies, Inc.+ .........................       273,750
    5,600   Applied Materials, Inc.+ ............................       213,850
    2,300   Celestica Inc.+ .....................................       124,775
    4,200   Emerson Electric Co. ................................       331,013
   18,300   Energizer Holdings, Inc.+ ...........................       391,161
   10,200   Intel Corp. .........................................       308,550

                        See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
              SCHEDULE OF INVESTMENTS DECEMBER 31, 2000 (continued)

NO. OF
COMMON
SHARES                             SECURITIES                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

ELECTRONICS: (CONTINUED)
      500   Integrated Device Technology, Inc.+ .................   $    16,563
    2,900   Microchip Technology, Inc.+ .........................        63,619
    1,600   PMC-Sierra, Inc.+ ...................................       125,800
    1,700   Sanmina Corp.+ ......................................       130,263
    5,000   Teradyne, Inc.+ .....................................       186,250
   14,000   Texas Instruments, Inc. .............................       663,250
                                                                    -----------
                                                                      2,828,844
                                                                    -----------
ENERGY: 2.7%
    5,600   Baker Hughes, Inc. ..................................       232,750
    4,600   ENSCO International, Inc. ...........................       156,688
    5,100   Halliburton Co. .....................................       184,875
    6,700   Phillips Petroleum Co. ..............................       381,063
    6,000   Rowan Companies, Inc.+ ..............................       162,000
   14,600   Williams Companies, Inc. ............................       583,088
                                                                    -----------
                                                                      1,700,464
                                                                    -----------
FINANCIAL SERVICES: 13.0%
   11,000   American Express Co. ................................       604,313
   19,500   Charles Schwab Co. ..................................       553,313
   19,300   Federal Home Loan Mortgage Corp. ....................     1,329,288
   15,000   Federal National Mortgage Association ...............     1,301,250
    4,500   Goldman Sachs Group, Inc. ...........................       481,219
    7,600   Household International, Inc. .......................       418,000
   12,925   MBNA Corp. ..........................................       477,417
   19,500   Merrill Lynch and Co., Inc. .........................     1,329,656
   10,700   Morgan Stanley Dean Witter and Co. ..................       847,975
   11,800   Providian Financial Corp. ...........................       678,500
    6,200   Stilwell Financial , Inc. ...........................       244,513
                                                                    -----------
                                                                      8,265,444
                                                                    -----------
FOOTWEAR: 1.7%
   19,000   Nike, Inc. (Class B) ................................     1,060,438
                                                                    -----------

HEALTHCARE: 0.6%
    8,200   HCA-The Healthcare Co. ..............................       360,882
                                                                    -----------

HOSPITAL SUPPLY: 1.2%
    3,300   Baxter International, Inc. ..........................       291,431
   13,300   Becton, Dickinson & Co. .............................       460,513
                                                                    -----------
                                                                        751,944
                                                                    -----------
HOTELS: 0.6%
   10,400   Starwood Hotels and Resorts Worldwide, Inc. .........       366,600
                                                                    -----------

INSTRUMENTS: 1.9%
    5,000   Applera Corp. .......................................       470,313
   18,100   Boston Scientific Corp.+ ............................       247,744
    1,200   Tektronix Inc. ......................................        40,425
    5,400   Waters Corp.+ .......................................       450,900
                                                                    -----------
                                                                      1,209,382
                                                                    -----------
INSURANCE: 3.9%
    6,600   Ambac Financial Group, Inc. .........................       384,863
    5,800   American General Corp. ..............................       472,700
    2,300   Chubb Corp. .........................................       198,950
    5,400   CIGNA Corp. .........................................       714,420
    8,100   Hartford Financial Services Group, Inc. .............       572,063
    3,000   Lincoln National Corp. ..............................       141,938
                                                                    -----------
                                                                      2,484,934
                                                                    -----------
LEISURE: 1.3%
   32,200   Harrah's Entertainment, Inc.+ .......................       849,275
                                                                    -----------

MEDIA: 9.9%
   75,000   AT&T Corp--Liberty Media Group+ .....................     1,017,188
    9,300   Belo (A.H.) Corp. (Class A) .........................       148,800
   10,900   Cablevision Systems Corp. (Class A)+ ................       925,819
   11,500   Clear Channel Communications, Inc.+ .................       557,031
    2,500   Comcast Corp. (Special Class A)+ ....................       104,375
    4,000   Disney (Walt) Co. ...................................       115,750
   18,100   Infinity Broadcasting Corp.+ ........................       505,669
    4,300   New York Times Co. (Class A) ........................       172,269
    6,100   News Corp. Ltd. (ADR)+ ..............................       177,281
   13,400   Time Warner, Inc. ...................................       700,016
   15,000   Univision Communications, Inc.+ .....................       614,063
   10,600   Valassis Communications, Inc.+ ......................       334,563
   15,105   Viacom, Inc. (Class B)+ .............................       706,159
   14,000   Westwood One, Inc.+ .................................       270,375
                                                                    -----------
                                                                      6,349,358
                                                                    -----------
MULTI-INDUSTRY: 3.2%
   29,600   Cendant Corp.+ ......................................       284,900
   11,800   General Electric Co. ................................       565,663
    5,700   Minnesota Mining and
            Manufacturing Co. ...................................       686,850
    8,650   Tyco International Ltd. .............................       480,075
                                                                    -----------
                                                                      2,017,488
                                                                    -----------

                        See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
              SCHEDULE OF INVESTMENTS DECEMBER 31, 2000 (continued)

NO. OF
COMMON
SHARES                             SECURITIES                     VALUE (NOTE 1)
--------------------------------------------------------------------------------

PACKAGED FOODS: 2.6%
    9,800   Hershey Foods Corp. .................................   $   630,875
   10,800   Wrigley (Wm.) Jr. Co. ...............................     1,034,775
                                                                    -----------
                                                                      1,665,650
                                                                    -----------
PAPER: 1.5%
    7,900   International Paper Co. .............................       322,419
    9,300   Kimberly-Clark Corp. ................................       657,417
                                                                    -----------
                                                                        979,836
                                                                    -----------
PHARMACEUTICAL: 10.7%
    5,100   Abbott Laboratories .................................       247,031
    4,000   American Home Products Corp. ........................       254,200
    7,200   Amgen, Inc.+ ........................................       460,350
    7,500   Biogen Inc.+ ........................................       450,469
    7,200   Bristol-Myers Squibb Co. ............................       532,350
    7,700   Elan Corp PLC (ADR)+ ................................       360,456
    5,600   Genentech, Inc.+ ....................................       456,400
    3,050   IDEC Pharmaceuticals Corp.+ .........................       578,166
    3,000   IVAX Corp. ..........................................       114,900
    5,400   Johnson & Johnson ...................................       567,338
    4,200   MedImmune, Inc.+ ....................................       200,288
    7,800   Merck & Co. .........................................       730,275
   15,675   Pfizer, Inc. ........................................       721,050
    9,282   Pharmacia Corp. .....................................       566,202
   10,000   Schering-Plough Corp. ...............................       567,500
                                                                    -----------
                                                                      6,806,975
                                                                    -----------
RESTAURANTS: 0.4%
    8,600   McDonalds's Corp. ...................................       292,400
                                                                    -----------
RETAIL-GENERAL MERCHANDISE: 1.1%
   21,900   Kroger Co.+ .........................................       592,669
    2,000   Safeway, Inc.+ ......................................       125,000
                                                                    -----------
                                                                        717,669
                                                                    -----------
RETAIL-SPECIALTY: 0.3%
    5,900   Linens `n Things, Inc.+ .............................       162,988
                                                                    -----------

TELEPHONE/COMMUNICATIONS: 6.2%
   10,000   Broadwing, Inc.+ ....................................       228,125
    5,000   Centurytel Inc. .....................................       178,750
   25,900   Crown Castle International Corp.+ ...................       700,919
   30,600   EchoStar Communications Corp.+ ......................       696,150
    6,800   JDS Uniphase Corp.+ .................................       283,475
    9,000   Nextel Communications, Inc.+ ........................       222,750
    7,000   Nortel Networks Corp. ...............................       224,438
    1,900   QUALCOMM, Inc.+ .....................................       156,156
    3,300   Qwest Communications International, Inc.+ ...........       135,300
    3,980   SBC Communications, Inc. ............................       190,045
    9,300   Sprint Corp. ........................................       188,906
    8,600   Sprint Corp. (PCS Group)+ ...........................       175,763
    1,700   Telephone & Data Systems, Inc. ......................       153,000
    5,448   Verizon Communications, Inc. ........................       273,081
    4,800   Vodafone Airtouch PLC (ADR) .........................       171,900
                                                                    -----------
                                                                      3,978,758
                                                                    -----------
WASTE DISPOSAL: 0.5%
   12,200   Waste Management, Inc. ..............................       338,550
                                                                    -----------

WHOLESALE DISTRIBUTOR: 0.1%
    3,000   Arrow Electronics, Inc.+ ............................        85,886
                                                                    -----------

TOTAL COMMON STOCKS: 97.1%
(cost: $53,848,177) .............................................    61,929,158
                                                                    -----------



                                           DATE OF   INTEREST
SHORT-TERM OBLIGATION                     MATURITY     RATE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (NOTE 4):
Purchased on 12/29/00;
maturity value-$2,676,204
(with Boston Safe Deposit and
Trust Co., collateralized by
$2,749,118 U.S. Treasury
Bill due 2/08/01 with an
interest yield of 5.67% valued
at $2,733,405)                            1/02/01     4.05%
TOTAL SHORT-TERM OBLIGATION: 4.2%
(cost: $2,675,000)                                                   2,675,000
                                                                   -----------
TOTAL INVESTMENTS: 101.3%
(cost: $56,523,177)                                                 64,604,158
OTHER ASSETS LESS LIABILITIES: (1.3%)
                                                                      (856,375)
                                                                   -----------
NET ASSETS: 100%                                                   $63,747,783
                                                                   ===========

----------
Glossary:
   ADR--American Depository Receipt.
     +--Non-income producing.

                        See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000
ASSETS:
Investments, at value (cost: $56,523,177)(Note 1)                  $ 64,604,158
Cash                                                                      9,900
Receivables:
  Securities sold                                                       108,248
  Dividends and interest                                                 38,445
  Capital shares sold                                                     5,734
Deferred organization costs (Note 1)                                        105
                                                                   ------------
    Total assets                                                     64,766,590
                                                                   ------------
LIABILITIES:
Payables:
  Dividends                                                             654,352
  Securities purchased                                                  210,739
  Management fee                                                         84,754
  Administration fee                                                     10,298
  Capital shares redeemed                                                 2,163
  Accrued expenses and other liabilities                                 56,501
                                                                   ------------
    Total liabilities                                                 1,018,807
                                                                   ------------
NET ASSETS                                                         $ 63,747,783
                                                                   ============
Net asset value, maximum offering price and
  redemption price per share
  ($63,747,783 / 7,068,558 shares of beneficial
  interest outstanding with an unlimited number
  of no par value shares authorized)                               $       9.02
                                                                   ============
Composition of net assets:
  Aggregate paid in capital                                        $ 56,189,361
  Net unrealized appreciation of investments                          8,080,981
  Overdistributed net realized gains                                   (522,559)
                                                                   ------------
                                                                   $ 63,747,783
                                                                   ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 2000
INCOME:
Dividends                                                           $    551,522
Interest                                                                  90,881
                                                                    ------------
Total income                                                             642,403
EXPENSES:
Management (Note 2)                                    $  626,936
Administrative (Note 2)                                   136,290
Professional                                               72,125
Custodian                                                  55,878
Amortization of deferred organization
  costs (Note 1)                                           41,333
Transfer agent                                             30,410
Shareholder reports                                        21,374
Trustees                                                   15,000
Registration                                                9,799
Other                                                      55,241
                                                       ----------
Total expenses                                          1,064,386
                                                       ----------

Fees waived by the Manager (Note 2)                                $   (280,716)
                                                                   ------------
      Net expenses                                                      783,670
                                                                   ------------
      Net investment loss                                              (141,267)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS: (NOTE 3)
Net realized gain from investments                                    8,929,685
Net change in unrealized appreciation of
  investments                                                       (12,556,900)
                                                                   ------------
Net realized and unrealized loss on investments                      (3,627,215)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                         $ (3,768,482)
                                                                   ------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2000             1999
                                                  ------------     ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss                             $   (141,267)    $   (111,903)
  Net realized gain from investments                 8,929,685       11,500,400
  Net change in unrealized
    appreciation of investments                    (12,556,900)       4,732,799
                                                  ------------     ------------
  Net increase(decrease) in net assets
    resulting from operations                       (3,768,482)      16,121,296
                                                  ------------     ------------
Distributions to shareholders from:
  (Note 1)
  Net realized gains from investments               (9,235,958)     (11,467,181)
                                                  ------------     ------------
Capital share transactions*:
  Net proceeds from sales of shares                 10,259,596        5,170,246
  Reinvestment of distributions                      8,581,606       10,461,268
                                                  ------------     ------------
                                                    18,841,202       15,631,514
  Cost of shares redeemed                           (7,633,944)     (10,189,848)
                                                  ------------     ------------
  Increase in net assets resulting
  from capital share transactions                   11,207,258        5,441,666
                                                  ------------     ------------
  Total increase(decrease) in net assets            (1,797,182)      10,095,781
NET ASSETS:
  Beginning of year                                 65,544,965       55,449,184
                                                  ------------     ------------
  End of year                                     $ 63,747,783     $ 65,544,965
                                                  ============     ============
*SHARES OF BENEFICIAL INTEREST
  ISSUED AND REDEEMED:
  Shares sold                                          910,607          471,772
  Reinvestment of dividends                            951,398          939,916
                                                  ------------     ------------
                                                     1,862,005        1,411,688
  Shares redeemed                                     (682,740)        (909,752)
                                                  ------------     ------------
  Net increase                                       1,179,265          501,936
                                                  ============     ============

                        See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                                                                   FOR THE PERIOD
                                                                                        YEAR ENDED                JANUARY 2, 1996(A)
                                                                                        DECEMBER 31,                      TO
                                                                       --------------------------------------------  DECEMBER 31,
                                                                         2000        1999        1998        1997        1996
                                                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ................................  $  11.13    $  10.29    $   9.43    $  10.82    $  10.00
                                                                       --------    --------    --------    --------    --------
Income From Investment Operations:
  Net Investment Income (Loss) ......................................     (0.02)      (0.02)       0.01        0.08        0.08
  Net Gain (Loss) on Investments (both realized and unrealized) .....     (0.58)       3.18        2.24        3.04        1.35
                                                                       --------    --------    --------    --------    --------
Total From Investment Operations ....................................     (0.60)       3.16        2.25        3.12        1.43
                                                                       --------    --------    --------    --------    --------
Less Distributions from:
  Net Investment Income .............................................        --          --       (0.02)      (0.08)      (0.08)
  Net Realized Gain on Investments ..................................     (1.51)      (2.32)      (1.37)      (4.43)      (0.53)
                                                                       --------    --------    --------    --------    --------
Total Distributions .................................................     (1.51)      (2.32)      (1.39)      (4.51)      (0.61)
                                                                       --------    --------    --------    --------    --------
Net Asset Value, End of Period ......................................  $   9.02    $  11.13    $  10.29    $   9.43    $  10.82
                                                                       --------    --------    --------    --------    --------
Total Investment Return(b) ..........................................     (5.39%)     30.71%      23.86%      28.84%      14.30%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .....................................  $ 63,748    $ 65,545    $ 55,449    $ 52,344    $ 88,607
Ratio of Gross Expenses to Average Net Assets .......................      1.56%       1.60%       1.66%       1.55%       1.50%(d)
Ratio of Net Expenses to Average Net Assets .........................      1.15%       1.15%       1.15%       1.15%       1.15%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets(c) ......     (0.21%)     (0.19%)      0.09%       0.37%       0.73%(d)
Portfolio Turnover Rate .............................................        93%         82%         63%         78%        174%

----------
(a) Commencement of operations.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the payable date and a redemption on the last day of the period. Total returns for periods less than one year are not annualized.

(c) Ratios would have been (0.62%), (0.64%), (0.42%), (0.03%) and 0.38%, respectively, had the Manager not waived expenses.

(d) Annualized.

                       See Notes to Financial Statements

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

EAI Select Managers Equity Fund (the "Fund"), organized as a Massachusetts business trust on September 27, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to achieve long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are presented in conformity with generally accepted accounting principles in the United States. The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect reported amounts in the financial statements. Actual results could differ from these estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the principal markets for such securities on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the last bid price. Short-term obligations with more than sixty days remaining to maturity are valued at market. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which, with accrued interest, approximates market value. Securities for which quotations are not readily available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex- dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with generally accepted accounting principles in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

     During the period ended December 31, 2000, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $41,333 from accumulated net investment loss and $26,634 from accumulated realized loss to paid in capital primarily due to organization expenses and distributions in excess of realized gains. The Fund also reclassified $99,934 of short term capital gains from accumulated net realized loss to accumulated net investment loss.

     Temporary book/tax differences are primarily related to wash sale loss deferrals.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities are determined on the specific identification cost method. Dividend income is recorded on ex-dividend date. Interest income is accrued as earned.

E. ORGANIZATION COSTS--Deferred organization costs of $209,315 are being amortized over a period not to exceed five years from the commencement of operations. In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by the Manager prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organization costs as of the date of such redemption. In the event that the Fund liquidates before the deferred organization costs are fully amortized, the Manager shall bear such unamortized deferred organization costs.

     NOTE 2--AGREEMENTS AND TRANSACTIONS OF RELATED PARTIES--Evaluation Associates Capital Markets, Inc. (the "Manager"), a wholly owned subsidiary of EAI Partners, L.P. (the "Parent"), earned fees of $626,936 for the year ended December 31, 2000 for management of the Fund. The fee is based on an annual rate of 0.92% of average daily net assets. For the year ended December 31, 2000, the Manager agreed to waive management fees in the amount of $280,716 which represents the amount exceeding a self imposed expense limitation

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of 1.15% of average daily net assets. Such limitation will be in effect until December 31, 2001.

Certain officers and trustees of the Fund are officers, directors, or partners of the Manager or Parent.

Affiliates of the Manager or Parent and counsel to the Fund hold 2,253,619 shares (31.9%) and 2,242,097 shares (31.7%), respectively, of the outstanding shares of the Fund. Additionally, 857,807 shares are owned by two other shareholders, each of whom owns 6.1% and 6.0% of the outstanding shares of the Fund, respectively.

The Manager pays from its management fees each Subadviser a fee at the annual rate of 0.375 of 1% of the average monthly net asset value of the Fund managed by that Subadviser. At December 31, 2000, the Subadvisers are Iridian Asset Management LLC, Goldman Sachs Asset Management, Mastrapasqua & Associates, Inc., Peachtree Asset Management, and Siphron Capital Management.

In accordance with a Portfolio Accounting and Administration Agreement with Van Eck Associates Corporation, the Fund accrued $136,290 in administration fees for the year ended December 31, 2000. The annual fee is graduated, beginning at 0.20 of 1% of the average daily net assets of less than $100 million to 0.12 of 1% of the average daily net assets in excess of $260 million.

The Fund accrued $43,268 of legal fees payable to Day, Berry & Howard LLP, counsel to the Fund, for the year ended December 31, 2000 for legal services in conjunction with the Fund's ongoing operations.

DISTRIBUTION AGREEMENT--Under the terms of a Distribution Agreement with the Fund, EAI Securities Inc., a wholly owned subsidiary of the Parent, serves as the Distributor of the Fund's shares. EAI Securities, Inc., does not receive any fees for services provided pursuant to this agreement.

NOTE 3--PURCHASES AND SALES--Purchases and sales of securities, other than short-term obligations, aggregated $63,032,875 and $61,589,214, respectively, for the year ended December 31, 2000. For federal income tax purposes the cost of investments owned at December 31, 2000 was $57,045,736.

As of December 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $7,558,422 of which $12,232,945 related to appreciated securities and $4,674,523 related to depreciated securities.

NOTE 4--COLLATERAL--Collateral for repurchase agreements is held by the Fund's custodian, the value of which must be at least 102% of the underlying debt obligation. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

                         EAI SELECT MANAGERS EQUITY FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Board of Directors of the EAI SELECT MANAGERS EQUITY FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the EAI Select Managers Equity Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 2, 2001

===========================================

INVESTMENT MANAGER
Evaluation Associates Capital Markets, Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958

ADMINISTRATOR
Van Eck Associates Corporation
99 Park Avenue
New York, NY 10016

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Day, Berry & Howard LLP
CityPlace
Hartford, CT 06103

TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105-1802

CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108

-------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED
BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
MORE COMPLETE INFORMATION SUCH AS CHARGES
AND EXPENSES. FOR A PROSPECTUS AND
ADDITIONAL INFORMATION ABOUT EAI SELECT
MANAGERS EQUITY FUND, PLEASE CALL THE
NUMBER LISTED BELOW.

[EAI SELECT LOGO]

EAI Select Managers Equity Fund
EAI Securities Inc. -- DISTRIBUTOR
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958
(203) 855-2255 (call collect)
www.eaiselect.com

===========================================


          -----------------------

                 EAI SELECT
             -----------------
                  MANAGERS
             -----------------
                EQUITY FUND
             -----------------
                   ANNUAL
             -----------------
                   REPORT
             -----------------
             DECEMBER 31, 2000
             -----------------

          -----------------------
             [EAI SELECT LOGO]